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                                                                    Exhibit 99.1
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                       ELECTRONIC SENSOR TECHNOLOGY, INC.
                        RESTRICTED STOCK AWARD AGREEMENT

        This RESTRICTED STOCK AWARD AGREEMENT (this "Agreement"), effective as of January 25, 2006 is made between Electronic Sensor Technology, Inc., a Nevada corporation (the "Company"), and Matthew S. Collier (the "Executive").

                              W I T N E S S E T H:

        WHEREAS, on May 16, 2005, the Company and the Executive entered into an Offer Letter of Employment (the "Employment Agreement") wherein the Company agreed to grant to the Executive 75,000 shares of restricted common stock of the Company at the time of the Executive's employment and 75,000 shares of restricted common stock of the Company on the first anniversary of the Executive's date of employment;

        WHEREAS, the Company and the Executive mutually agreed to delay the grant of the initial 75,000 shares of restricted common stock of the Company; and

        WHEREAS, the Company now desires to grant to the Executive the initial 75,000 shares of restricted common stock of the Company, par value $.001 per share (the "Restricted Stock") provided for herein pursuant to the terms and subject to the conditions and restrictions of this Agreement.

        NOW, THEREFORE, in consideration of the Executive's services in the employ of the Company, and other good and valuable consideration, receipt of which is hereby acknowledged, the Company hereby awards to the Executive 75,000 shares of Restricted Stock pursuant to the terms and subject to the conditions and restrictions set forth in this Agreement, including the right of first refusal described in paragraph 1 of this Agreement, and in connection with such award, the Company and the Executive hereby agree as follows:

        1. The Executive shall not transfer, sell, assign, exchange or otherwise dispose of (collectively referred to herein as a "Transfer") all or any portion of the Restricted Stock unless the Executive first offers to sell such Restricted Stock to the Company in accordance with the terms of this Agreement. Prior to the Transfer of all or a portion of Restricted Stock, the Executive shall provide written notice to the Company of the Executive's intent to Transfer such Restricted Stock, which notice (the "Offer Notice") shall include (a) the number of shares of Restricted Stock that the Executive intends to Transfer, (b) the price per share at which the Executive intends to Transfer such shares of Restricted Stock, which price may be expressed in the form of a seller limit order or a market sell order (the "Purchase Price") and (c) an offer to sell to the Company such Restricted Stock at the Purchase Price (which, in the case of a seller limit order, shall be the limit price, and which, in the case of a market sale order, shall be the closing price on the date, if any, upon which the Company accepts the Executive's offer to sell) minus $0.34 per share (the fair market value of the common stock of the Company as of the date first hereinabove set forth, calculated with reference to the closing bid price of the Company's common stock quoted on the Over the Counter Bulletin Board on Tuesday, January 24, 2006) (the "Company Price"). The Company may accept the Executive's offer to sell with

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respect to all or a portion of the Restricted Stock included in the Offer Notice by providing written notice of its acceptance (the "Acceptance Notice") to the executive within two (2) business days of the Company's receipt of the Offer Notice. Upon receipt of the Acceptance Notice, the Executive must sell the number of shares of Restricted Stock included in the Acceptance Notice to the Company at the Company Price. If the number of shares of Restricted Stock included in the Acceptance Notice is less than the number of shares included in the Offer Notice, the Executive may Transfer the number of shares of Restricted Stock representing the difference for no less than the Purchase Price stated in the Offer Notice. If the Company does not respond in writing to the Executive within two (2) business days of its receipt of the Offer Notice or if the Company rejects the offer sell by providing written notice of its rejection to the Executive, the Executive may Transfer such shares of Restricted Stock that were included in the Offer Notice for no less than the Purchase Price stated in the Offer Notice.

        2. The Executive acknowledges that upon receipt of a stock certificate representing the Restricted Stock, registered in the Executive's name, such certificate shall bear the following legend and such other legends as may be required by law or contract:

    "The shares represented by this certificate are subject to the restrictions, terms and conditions, including a first right of refusal to Electronic Sensor Technology, Inc. (the "Company"), set forth in a Restricted Stock Award Agreement, effective as of January 25, 2006 between the Company and the registered owner (the "Agreement"). Copies of the Agreement are on file in the offices of the Secretary, Electronic Sensor Technology, Inc., 1077 Business Center Circle, Newbury Park, California 91320."

        3.      The Executive hereby represents and warrants as follows:

                (a) The Executive is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

                (b) The Executive is acquiring the Restricted Stock for investment for his own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. The Executive understands that the Restricted Stock has not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Executive's representations as expressed herein.

                (c) The Executive is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act.

                (d) The Executive acknowledges that the Restricted Stock must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. The Executive is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of

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        certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid in full for the security to be sold (i.e., one year after the investor relations services have been provided in full), the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations.

                (e) In acquiring the Restricted Stock, the Executive has not received, is not relying upon, and is not aware of, any form of general solicitation or general advertising on the part of the Company or any person on its behalf.

        4. The Executive acknowledges the existence of Federal, state and local income tax and employment tax withholding obligations with respect to the Restricted Stock and agrees that such must be met. If required by applicable law, the Executive shall be required to pay such taxes, if any, to the Company in cash upon written notice to the Executive from the Company of such employment tax withholding obligations, or such earlier dates as the Executive elects pursuant to Section 83(b) of the Code, or as of which the value of any shares of Restricted Stock first becomes includible in the Executive's gross income for income tax purposes. In the event that the Executive elects immediate Federal income taxation with respect to all or any portion of this award of Restricted Stock pursuant to Section 83(b) of the Code, the Executive agrees to deliver a copy of such election to the Company within ten (10) days after filing such election with the Internal Revenue Service.

        5. The award of Restricted Stock set forth in this Agreement shall be subject to cancellation by the Company unless within twenty (20) days of the date first hereinabove set forth the Executive delivers or mails a copy of this Agreement, duly executed by the Executive, to the Company.

        6. This Agreement and the obligation of the Company to transfer shares of Stock hereunder shall be subject to (a) all applicable Federal and state laws, rules and regulations and (b) any registration, qualification, approvals or other requirements imposed by any government or regulatory agency or body which the Company shall, in its sole discretion, determine to be necessary or applicable.

        7. This Agreement shall not confer on the Executive any right to, or continuance of, employment or any other service with the Company or its subsidiaries, nor shall it interfere in any way with the right of the Company or its subsidiaries to terminate his or her employment or other service at any time with or without cause.

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        8.      Any notice or other communication required or permitted
hereunder shall be in writing, signed and delivered in person or by registered or certified mail or reputable overnight courier, postage prepaid, and, if to the Executive, addressed to the Executive at his last known address as set forth in the Company's payroll records, and, if to the Company, addressed as follows:

        Electronic Sensor Technology, Inc.
        1077 Business Center Circle
        Newbury Park, California 91320
        Attention:  Secretary

        9. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts executed and to be performed entirely within such state, without regard to the conflict of law provisions thereof.

        10. This Agreement may not be transferred, assigned, pledged or hypothecated by either party hereto, other than by operation of law. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns, including, in the case of the Executive, his estate, heirs, executors, legatees, administrators, designated beneficiary and personal representatives.

        11. This Agreement may not be modified or amended, nor may any provision hereof be waived, in any way except in writing signed by the party against whom enforcement thereof is sought.

        12. This Agreement may be executed in counterparts, each of which shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer, and the Executive has executed this Agreement, both as of the day and year first above written.

                                              ELECTRONIC SENSOR TECHNOLOGY, INC.


Date: January 30, 2006                        By     /s/ Francis Chang
                                                     ---------------------------
                                              Name:  Francis Chang
                                              Title: CFO

Agreed to this 30th day of
January, 2006


/s/ Matthew S. Collier
----------------------
Matthew S. Collier

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